Page 12 of 14 Pag


                                                                  EXHIBIT (99.1)


                             JOINT FILING AGREEMENT


In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on
Schedule 13G (including any and all amendments thereto) with respect to the Units of Limited Partnership of The Newkirk Master Limited Partnership and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on
Schedule 13G.


Date:  February 13, 2004

                                           VORNADO REALTY TRUST


                                           By:  /s/ Joseph Macnow
                                              ----------------------------------
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President -
                                                     Finance and Administration,
                                                     Chief Financial Officer

                                           VORNADO REALTY L.P.


                                           By:  /s/ Joseph Macnow
                                              ----------------------------------
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President -
                                                     Finance and Administration,
                                                     Chief Financial Officer

                                           VORNADO NEWKIRK L.L.C.


                                           By:  /s/ Joseph Macnow
                                              ----------------------------------
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President -
                                                     Finance and Administration,
                                                     Chief Financial Officer


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                                                             Page 13 of 14 Pages



                                           VNK CORP.


                                           By:  /s/ Joseph Macnow
                                              ----------------------------------
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President -
                                                     Finance and Administration